UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 19, 2019

TRIBUNE PUBLISHING COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36230	38-3919441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

160 N. Stetson Avenue, Chicago, Illinois 60601
(Address of Principal Executive Offices) (Zip Code)
312-222-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TPCO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

On August 19, 2019, the Los Angeles Times Communications LLC (the “LA Times”), a former subsidiary of Tribune Publishing Company (the “Company”), received an unfavorable jury verdict of $15.45 million in the Los Angeles County Superior Court in an employment lawsuit entitled T.J. Simers v. Los Angeles Times Communications, LLC. The plaintiff may also seek interest, attorney fees and costs.

As part of its sale of the LA Times in 2018, the Company retained liability for the Simers case. The Company strongly disagrees with the Simers verdict and will continue to vigorously defend this case. The Company expects to file post-trial motions in the Superior Court and may also appeal the decision. In the third quarter, the Company will assess, based on post-trial activity, its reserve requirements related to the Simers case, which would be reflected in discontinued operations.

The Simers case was originally brought in October 2013. At the initial trial, in November 2015, a Superior Court jury awarded $2.1 million of economic damages and $5 million of non-economic damages against the LA Times. In January 2016, in ruling on post-trial motions, the presiding judge held that economic damages could not be recovered. As a result, the judge vacated the jury’s damages award and granted a retrial solely to determine non-economic damages. The judge’s decision was affirmed on appeal. The retrial led to the jury verdict discussed above.

The statements contained in this Current Report on Form 8-K include certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based largely on our current expectations and reflect various estimates and assumptions by us. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties, which in some instances are beyond our control, include, without limitation, described in the “Risk Factors” section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 18, 2019, and in our other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE PUBLISHING COMPANY

Date: August 20, 2019	By:	/s/ Julie K. Xanders
Julie K. Xanders
Executive Vice President, General Counsel & Secretary